EXHIBIT 10.2


THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER TH SECURITIES ACT OF 1933 9THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                       AGREEMENT FOR THE EXCHANGE OF STOCK

     AGREEMENT made this 14th day of March, 1998, by and between Smart Industries, Inc., a Nevada corporation, (the "ISSUER") and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of L.L. Brown & Associates, Inc., a Washington corporation, ("LLB").

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

THE PARTIES HERETO AGREE AS FOLLOWS:

         1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issued to SHAREHOLDERS, 8,900,000 shares of the common stock of ISSUER, $.001 par value, in exchange for 100% of the issued and outstanding shares of LLB, such that LLB shall become a wholly owned subsidiary of the ISSUER.

         2. REPRESENTATIONS AND WARRANTIES. ISSUER represents and warrants to SHAREHOLDERS and LLB the following:

                  i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the ISSUER have been valid and in accordance with the laws of the State of Nevada.
                  ii. Capital The authorized capital stock of ISSUER consists of 20,000,000 shares of common stock, $.001 part value, of which 10,000,000 are issued and outstanding, and 1,000,000 shares of preferred stock, par value $.001, none of which are issued. All outstanding shares are fully paid and non assessable, free of liens, encumbrance, options, restrictions and legal or equitable rights of others not a part to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Nevada.





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                  iii.  Financial  Statements.   Exhibit  B  to  this  Agreement
includes the balance sheet of ISSUER as of March 15, 1998, and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet in the financial statements, and the results of its operations for the periods indicated.

                  iv. Absence of Changes. Since the date of the financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                  v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

                  vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

                  vii. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                  viii.  Contract and Leases.   ISSUER is not currently carrying
on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

                  ix. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                  x. Litigation. ISSUER is not (and has not been) a part to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with




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respect to any order, writ,  injunction or decree of any federal,  state, local, or foreign court, department, agency, or instrumentality.

                  xi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities,
(5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

                  xii. Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will be attached to and made a part of this Agreement:

                    1.   Articles of Incorporation;
                    2.   Bylaws;
                    3.   Minutes of Shareholders Meetings;
                    4.   Minutes of Directors Meetings;
                    5.   List of Officers and Directors;
                    6.   Balance Sheet as of March 15, 1998, together with other
                         financial statements described in Section 2(iii);
                    7.   Stock  register  and  stock  records  of  ISSUER  and a
                         current, accurate list of ISSUER's shareholders.


                  xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Nevada.

                  xiv. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

         3.  SHAREHOLDERS and LLB represent and warrant to ISSUER the following:

                  i. Organization. LLB is a corporation duly organized, validly existing, and in good standing under the laws of Washington, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Washington. All actions taken by the incorporators, directors and shareholders of LLB have been valid and in accordance with the laws of the State of Washington.

                  ii.  Shareholders and Issued Stock.   Exhibit A annexed hereto
sets forth the names and share holdings of 100% of LLB's shareholders.

                  iii.   Listing Stock for Trading.   Upon closing, SHAREHOLDERS
and LLB shall take all steps reasonably necessary to get the ISSUER's common stock listed for trading in NASD




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Automated  Bulletin  Board and to,  as soon as  practicably  possible,  have the company listed with Standard & Poors or Moodys in their Accelerated Corporate Report.

                  iv. Counsel. SHAREHOLDERS and LLB represent and warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction and that prior to Closing, the law offices of Eric P. Liftman, P.A. has acted as exclusive counsel tot he ISSUER and has not represented either the SHAREHOLDERS or LLB in any manner whatsoever.

         4. INVESTMENT INTENT. SHAREHOLDERS agrees that the Shares being issued pursuant to this Agreement may be sold, pledged, assigned hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agrees, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

         5. CLOSING. The closing of this transaction shall take place at the law offices of Donald F. Mintmire, 265 Sunrise Avenue, Suite 204, Palm Beach, Florida. Unless the closing of this transaction takes place on or before March 31, 1998, then either party may terminate this Agreement.

         6.    DOCUMENTS TO BE DELIVERED AT CLOSING.

                  i.       By the ISSUER

                           (1)    Board  of  Directors  Minutes  authorizing the
issuance of a certificate or certificates for 9,900,00 Shares, registered in the names of the SHAREHOLDERS equal to their pro- rata holdings in LLB.

                           (2)    The resignation of all officers of ISSUER.

                           (3)   A Board of Directors resolution appointing such
person as SHAREHOLDERS designate as a director(s) of ISSUER.

                           (4)   The resignation of all the directors of ISSUER,
except   that  of  SHAREHOLDERS  designee, dated  subsequent  to  he  resolution described in 3, above.

                           (5)   Unaudited financial statements of ISSUER, which
shall include a balance sheet dated as of March 15, 1998 and statements of operations, stockholders equity and cash flows for the twelve month period then ended.

                           (6)  All  of  the  business  and corporate records of
ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meeting, financial statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.





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                           (7)    Such other minutes of ISSUER's shareholders or
directors as may reasonably be required by SHAREHOLDERS.

                           (8)    Within 30 days of closing, a private placement
memorandum pursuant to Rule 504 of Regulation D as promulgated under the Securities Act of 1993.

                           (9) An  Opinion   Letter   from   ISSUER's   Attorney
attesting to the validity and condition of the ISSUER.

                  ii.      By SHAREHOLDER AND LLB:

                           (1) Delivery to the ISSUER, or to its Transfer Agent,
the certificates representing 100% of the issued and outstanding stock of LLB.

                           (2)  Consents  signed  by all the shareholders of LLB
consenting to the terms of this Agreement.

         7.       REMEDIES.

                  i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Palm Beach, Palm Beach County, Florida in accordance with the Commercial Rules of the American Arbitration Association then existing and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

         8.       MISCELLANEOUS.

                  i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in now way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                  ii. No Oral change. This Agreement and any provision herein, may not be waived, changed, modified, or discharged orally, but only by a written agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

                  iii. No Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (a) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (b) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (c) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                  iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                  v. Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                  vi. Counterparts.This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:                  Dale B. Finfrock
                         P.O. Box 669
                         Palm Beach, FL 33480

With a copy to:          Donald f. Mintmire, Esquire
                         264 Sunrise Avenue, Suite 204,
                         Palm Beach, Florida 33480

LLB:                     LL Brown & Associates, Inc.
                         Corporate Campus
                         1107 SW Grady Way, Suite 106
                         Renton, WA 98055

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this 14th day of March 14, 1998.


SMART INDUSTRIES, INC.                       LL BROWN & ASSOCIATES




By:/s/ Dale B. Frinfrock                     By: /s/ Carolyn Scott Brown 3/18/98
   ---------------------------------             -------------------------------
   Dale B. Frinfrock, President                  Carolyn Scott Brown, President





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                                    EXHIBIT A

                   SHAREHOLDERS OF LL BROWN & ASSOCIATES, INC.

NAME - SSN                                    SHARES

Barbara Snipper      ###-##-####               25,000

Charles Aycock       ###-##-####                1,500

Maria Tageleoo       ###-##-####                1,500

John Arvizu          ###-##-####                1,500

Fern Spaeth          ###-##-####                1,500

Shirlene Fant        ###-##-####              100,000

Carolyn Scott Brown  ###-##-####             4,384,500

Lester L. Brown      ###-##-####             4,384,500